Exhibit 10.91

$500,000.00                                                   September 22, 2004
                                                           Springfield, Missouri

                   FIRST AMENDED AND RESTATED PROMISSORY NOTE

                             THIS IS NOT A NOVATION

     FOR VALUE RECEIVED, the undersigned, TRAVIS BOATS & MOTORS, INC. a Texas corporation ("Parent"), TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation, TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation, TRAVIS BOATING CENTER OKLAHOMA, INC., an Texas corporation, TRAVIS BOATING CENTER MISSISSIPPI, INC., a Texas corporation, TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation, and TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation (collectively, "Borrower"; all references to Borrower or "the undersigned" shall mean each of them, jointly and severally, individually and collectively, and the successors and assigns of each) hereby unconditionally promises to pay to the order of TMRC, L.L.P., a Missouri limited liability partnership, or its assigns ("Lender") at 2500 East Kearney Street, Springfield, Missouri 65803 the principal sum of: (a) Five Hundred Thousand and 00/100 Dollars ($500,000.00) (the "Loan"). The Loan, together with interest accrued thereon are collectively referred to herein as the "Obligations."

     Interest shall accrue on the Loan from and after the date hereof at the rate of ten percent (10%) per annum, and following demand, interest shall accrue at the rate of eighteen percent (18%) per annum. Notwithstanding the foregoing, in no event shall interest contracted for, charged or received on this Note ever exceed the maximum interest rate permitted by applicable law.

     THE OBLIGATIONS (I.E., THE PRINCIPAL BALANCE OF THE LOAN AND INTEREST ACCRUED THEREON) NOT REPAID IN FULL BY OCTOBER 6, 2004 SHALL BE DUE AND PAYABLE IMMEDIATELY ON DEMAND.

     Notwithstanding the foregoing, Borrower agrees that from and after the date hereof, Lender shall have the right from time to time to, without prior notice or demand, set-off, appropriate and apply toward the payment of any amount due hereunder in such order of application as Lender may determine in its sole discretion, any cash, credits, deposits, accounts, securities, and any other property of Borrower in the possession, custody or control of Lender, including, without limitation, any rebates, co-op, or promotional allowances (collectively, the "Set-Off Funds").

     If this Note or any interest thereon is not paid when due, and this Note is placed in the hands of an attorney or attorneys for collection or foreclosure, or if Lender is the prevailing party in any other litigation in any way relating to the loan evidenced hereby, Borrower promises to pay, in addition to the amount due hereon, the reasonable costs and expenses of collection and foreclosure hereof or in prosecuting or defending any such claim, including, but not limited to reasonable attorney's fees, whether or not litigation is commenced, and reasonable attorney's fees for representation in any proceedings instituted under the Bankruptcy Code. All parties herein severally waive presentment, demand for payment, notice of dishonor, protest and notice of protest.

     This Note is made in the State of Missouri and shall be governed by and interpreted in accordance with the internal substantive laws (other than conflicts-of-law principles) of the State of Missouri regardless of the location of any obligor hereunder and regardless of whether this Note is executed outside the State of Missouri.

     In the event that any provision or clause of this Note is held by a court to be invalid or unenforceable or to conflict with applicable law, such invalidity, unenforceability or conflict shall not affect other provisions of this Note which can be given effect without the invalid, unenforceable or conflicting provision, and to this end, the provisions of this Note are declared to be severable. Without limiting the foregoing, in the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge for which provision is made in this Note, whether considered separately or together with other charges permitted to be collected from Borrower as a part of the transaction represented by this Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by this Note.

     This Note is an amendment and restatement, but not a novation or refinancing, of the Promissory Note from Borrower to Lender, dated as of February 5, 2004 in the original principal amount of $500,000.00.

     Each maker, surety, endorser, accommodation party or guarantor of this Note accepts the exclusive subject matter and personal jurisdiction of the state and federal courts located in the State of Missouri in connection with any controversy related to this Note, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Note shall be venued in either the Circuit Court of Greene County, Missouri, or the United States District Court, Western District of Missouri, Southern Division.

STATUTORY NOTICE:
----------------

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THIS NOTE OR THE INDEBTEDNESS EVIDENCED BY THIS NOTE. TO PROTECT YOU (BORROWER) AND US (Lender) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date first above written.

                           "BORROWER"

                           TRAVIS BOATS & MOTORS, INC.


                           By:     /s/ Michael B. Perrine
                              --------------------------------------------------
                           Title:  CFO, Secretary, Treasurer
                                 -----------------------------------------------
                           Name:   Michael B. Perrine
                                ------------------------------------------------


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


                           TRAVIS BOATING CENTER FLORIDA, INC.


                           By:     /s/ Michael B. Perrine
                              --------------------------------------------------
                           Title:  CFO, Secretary, Treasurer
                                 -----------------------------------------------
                           Name:   Michael B. Perrine
                                ------------------------------------------------


                           TRAVIS BOATS & MOTORS BATON ROUGE, INC.


                           By:     /s/ Michael B. Perrine
                              --------------------------------------------------
                           Title:  CFO, Secretary, Treasurer
                                 -----------------------------------------------
                           Name:   Michael B. Perrine
                                ------------------------------------------------


                           TRAVIS BOATING CENTER OKLAHOMA, INC.


                           By:     /s/ Michael B. Perrine
                              --------------------------------------------------
                           Title:  CFO, Secretary, Treasurer
                                 -----------------------------------------------
                           Name:   Michael B. Perrine
                                ------------------------------------------------


                           TRAVIS BOATING CENTER MISSISSIPPI, INC.


                           By:     /s/ Michael B. Perrine
                              --------------------------------------------------
                           Title:  CFO, Secretary, Treasurer
                                 -----------------------------------------------
                           Name:   Michael B. Perrine
                                ------------------------------------------------


                           TRAVIS BOATING CENTER LOUISIANA, INC.


                           By:     /s/ Michael B. Perrine
                              --------------------------------------------------
                           Title:  CFO, Secretary, Treasurer
                                 -----------------------------------------------
                           Name:   Michael B. Perrine
                                ------------------------------------------------


                           TRAVIS BOATING CENTER GEORGIA, INC.


                           By:     /s/ Michael B. Perrine
                              --------------------------------------------------
                           Title:  CFO, Secretary, Treasurer
                                 -----------------------------------------------
                           Name:   Michael B. Perrine
                                ------------------------------------------------

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